SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             February 12, 1997
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                               TRIDEX CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Connecticut
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                 (State or other jurisdiction of incorporation)

         1-5513                                           06-0682273
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(Commission File Number)                    (IRS Employer Identification Number)

                       61 Wilton Road, Westport, CT 06880
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                    (Address of principal executive offices)

                                 (203) 226-1144
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events.

     On February 12, 1997, Tridex Corporation ("Tridex" or "Company") received a ruling from the Internal Revenue Service ("IRS") confirming the tax-free nature of the proposed distribution of the shares of common stock of TransAct Technologies Incorporated ("TransAct") owned by Tridex. Tridex owns 5,400,000, or approximately 80.3%, of the outstanding shares of TransAct common stock, and has previously announced its plan to spin off TransAct by distributing these shares to stockholders of Tridex upon receipt of the IRS ruling. Tridex will distribute these shares on March 31, 1997 to its stockholders of record on March 14, 1997. If the holders of all outstanding Tridex options, warrants and convertible debt exercise their rights to obtain shares of Tridex common stock prior to the March 14, 1997 record date, the distribution ratio will be approximately 1.0044 shares of TransAct for each share of Tridex common stock outstanding on that date. Tridex will distribute cash in lieu of fractional shares.

     In connection with the distribution, the vesting of all outstanding options to purchase Tridex common stock has been accelerated so that all such options are now exerciseable. Tridex has also issued a notice of redemption of its convertible debentures and promissory notes, with a March 14, 1997 redemption date. At December 31, 1996, Tridex had outstanding 862,742 options and warrants (having a weighted average exercise price of $7.45), $2,460,000 principal amount of convertible debentures, with a conversion price of $9.00 per share, and $1,250,000 principal amount of convertible promissory notes, with a conversion price of $12.00 per share. Assuming that all of these options, warrants and convertible debentures and notes are exercised or converted in accordance with their terms, Tridex will have little, if any, debt and approximately $10 million in cash and cash equivalents. Tridex incurred certain one-time pension expenses and expenses related to the spin-off of TransAct totaling approximately $370,000 before taxes during the fourth quarter of 1996 and approximately $640,000 before taxes during the twelve months ended December 31, 1996.

     Subsequent to the distribution of the TransAct shares, Tridex will be comprised of its Ultimate Technology Corporation and Cash Bases GB Ltd. subsidiaries and its Tridex Ribbon division. Tridex will reflect TransAct as a discontinued operation for financial reporting purposes. Pro forma financial statements reflecting TransAct as a discontinued operation and the conversion of the convertible debentures and notes are set forth under Item 7 of this report.

     The statements contained in this report which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties including, but not limited to, the exercise of conversion of options, warrants and convertible debt.

Item 7. Financial Statements

     The following unaudited consolidated balance sheet as of December 31, 1996 and the unaudited consolidated statements of operations for the years and quarters ended December 31, 1996, 1995 and 1994 reflect TransAct as a discontinued operation as a result of the Company's anticipated distribution of its 80.3% ownership interest in TransAct to the Company's common stockholders.

     The following pro forma consolidated balance sheet as of December 31, 1996 reflects:

     (a) the conversion of $2,460,000 of 10.5% Debentures and $1,250,000 of 8% Notes to common stock, and

     (b)  the elimination of the net assets of TransAct Technologies
          Incorporated.

     For purposes of the pro forma consolidated balance sheet, the information is presented as if the above transaction had occurred on December 31, 1996.

     The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had such transactions actually occurred on January 1, 1994 or December 31, 1996, and should be read in conjunction with the separate audited and unaudited consolidated financial statements and notes thereto of Tridex Corporation which were included in the Company's Transition Report on Form 10-K for the nine months ended December 31, 1995.

                      TRIDEX CORPORATION AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheet
                             (Dollars in Thousands)

                                                                 As of December 31, 1996
                                                            ------------------------------------
                                                                        Pro Forma      Pro Forma
                                                            Historical  Adjustments     Adjusted
                                                            ----------  -----------     --------
ASSETS
Current assets:
  Cash and cash equivalents                                  $  3,354   $      0        $  3,354

Receivables                                                     5,681                      5,681
Inventories                                                     5,609                      5,609
Deferred tax assets                                               324                        324
Other current assets                                              345                        345
                                                             --------   -------------   --------
  Total current assets                                         15,313          0          15,313
                                                             --------   -------------   --------

Plant and equipment, net                                        3,535                      3,535
Excess of cost over fair value of net assets acquired           6,493                      6,493
Other assets                                                    1,890        (61)(a)       1,829
Net assets of discontinued TransAct Technologies operations    11,573    (11,573)(b)           0
                                                             --------   -------------   --------
                                                             $ 38,804   $(11,634)       $ 27,170
                                                             --------   -------------   --------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Bank loan payable                                          $    740   $      0        $    740
  Current portion of long term debt                             3,997     (3,628)(a)         369
  Accounts payable                                              3,859          0           3,859
  Accrued liabilities                                           3,384        (11)(a)       3,373
                                                             --------   -------------   --------
    Total current liabilities                                  11,980     (3,639)          8,341
                                                             --------   -------------   --------

Long term obligations, less current portion:
  Capital lease obligations                                       775          0             775
  Other                                                            34          0              34
                                                             --------   -------------   --------
                                                                  809          0             809
                                                             --------   -------------   --------

Shareholders' equity                                           26,015      3,578 (a)      18,020
                                                                         (11,573)(b)
                                                             --------   -------------   --------
                                                             $ 38,804   $(11,634)       $ 27,170
                                                             ========   =============   ========

(a) Conversion of $2,640,000 of 10.5% Debentures and $1,250,000 of 8% Notes to common stock.
(b) Elimination of the net assets of Transact Technologies Incorporated.

                       TRIDEX CORPORATION AND SUBSIDIARIES
                      Consolidated Statement of Operations
                (Dollars in Thousands, Except Per Share Amounts)

                                                            Quarter Ended                           Twelve Months Ended
                                               ---------------------------------------   ---------------------------------------
                                                December      December      December      December      December      December
                                                31, 1996      31, 1995      31, 1994      31, 1996      31, 1995      31, 1994
                                               -----------   -----------   -----------   -----------   -----------   -----------
Net sales                                      $     9,639   $     6,300   $     5,958   $    37,053   $    30,756   $    20,290
                                               ---------------------------------------------------------------------------------
Operating costs and expenses:
  Cost of sales                                      7,240         4,933         4,093        27,039        22,267        14,399
  Engineering, design and product
   development costs                                   181           234           181         1,040           992           527
  Selling, administrative and
   general expenses                                  2,439         3,030         1,643         7,805         8,455         5,164
                                               ---------------------------------------------------------------------------------
                                                     9,860         8,197         5,917        35,884        31,714        20,090
                                               ---------------------------------------------------------------------------------
                                                      (221)       (1,897)           41         1,169          (958)          200
Operating (loss) income

Other charges (income):
  Gain on sale of subsidiary stock                                                            (6,200)
  Interest expense, net                                 63           335           328           879         1,343         1,073
  Other, net                                            57            94            35           267           156           534
                                               ---------------------------------------------------------------------------------
                                                       120           429           363        (5,054)        1,499         1,607
                                               ---------------------------------------------------------------------------------
Income (loss) from continuing
  operations before income taxes                      (341)       (2,326)         (322)        6,223        (2,457)       (1,407)
Provision (benefit) for income taxes                    (8)         (623)         (112)          292        (1,339)       (1,502)
                                               ---------------------------------------------------------------------------------
Income (loss) from continuing
 operations                                           (333)       (1,703)         (210)        5,931        (1,118)           95

Discontinued operations:
  Equity in subsidiaries' income
   (loss) from discontinued operations                 538          (269)          592         3,109         1,332         2,200
  Spin-off related expenses, net of
   taxes of $20 and $128                                30             0             0           192             0             0
                                               ---------------------------------------------------------------------------------

Net income (loss)                              $       175   $    (1,972)  $       382   $     8,848   $       214   $     2,295
                                               =================================================================================

Earnings (loss) per common and
 common equivalent share:
  Primary:
  Income (loss) from continuing
   operations                                  $     (0.08)  $     (0.45)  $     (0.05)  $      1.43   $     (0.28)  $      0.02

  Income (loss) from discontinued
   operations                                         0.12         (0.07)         0.15          0.70          0.33          0.58
                                               =================================================================================
                                               $      0.04   $     (0.52)  $      0.10   $      2.13   $      0.05   $      0.60
                                               =================================================================================

Fully diluted:
  Income from continuing operations                                                      $      1.34
  Income from discontinued operations                                                           0.64
                                                                                         -----------
                                                                                         $      1.98
                                                                                         ===========
Weighted average common and common
  equivalent shares outstanding
  Primary                                        4,357,000     3,778,000     3,885,000     4,154,000     3,930,000     3,823,000
                                               =================================================================================
  Fully diluted                                                                            4,648,000
                                                                                         ===========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIDEX CORPORATION


                                          By: /s/ Seth M. Lukash
                                             ------------------------
                                          Seth M. Lukash
                                          Chairman of the Board
                                          and Chief Executive Officer

Date: February 21, 1997


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